Exhibit 32.1
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Amendment No.1 to Form 10-QSB (the "Report") of XRG, Inc. (the "Company") for the quarter ended September 30, 2004, each of the undersigned Richard Francis, the Chief Executive Officer of the Company, and Stephen Couture, the Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigneds' knowledge and belief:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  April 29, 2005                          /s/ Richard Francis
                                            -----------------------------
                                                Richard Francis
                                                Chief Executive Officer


Dated:  April 29, 2005                         /s/ Stephen Couture
                                            -----------------------------
                                                Stephen Couture
                                                Chief Financial Officer